Exhibit 99.17(b)

The Prudential Series Fund

SP Aggressive Growth Asset Allocation Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

PROXY

Special Meeting of Shareholders -

October 22, 2009, 10:00 a.m. Eastern Daylight Time

This proxy is solicited on behalf of the Board of Trustees.  The undersigned hereby appoints Jonathan D. Shain, Grace Torres and Katherine P. Feld as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of the above listed Portfolio (the “Portfolio”) of The Prudential Series Fund (the “Fund”) held of record by the undersigned on July 10, 2009 at the Meeting to be held on October 22, 2009, or any adjournment thereof.

The shares represented by this proxy, when this proxy is properly executed, will be voted in the manner directed herein by the undersigned shareholder. The proxy will be voted for the Proposal, if you do not specify otherwise. Please refer to the proxy statement dated August 19, 2009 for discussion of the Proposal.

If voting by mail, please mark, sign and date this proxy card where indicated and return it promptly using the enclosed envelope which requires no postage if mailed in the United States.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC

GATEWAY CENTER THREE
100 MULBERRY STREET

NEWARK, NJ 07102-4077

To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	JDRYN1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE PRUDENTIAL SERIES FUND SP Aggressive Growth Asset Allocation Portfolio

The Board of Trustees Recommends a Vote FOR the Proposal.

		For	Against	Abstain

1.	To approve the Agreement and Plan of Reorganization.	☐	☐	☐

NOTE: Please sign exactly as name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian , please give full title as such.  If a corporation, please sign in full corporate name by the president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The Prudential Series Fund

SP Balanced Asset Allocation Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

PROXY

Special Meeting of Shareholders -

October 22, 2009, 10:30 a.m. Eastern Daylight Time

This proxy is solicited on behalf of the Board of Trustees.  The undersigned hereby appoints Jonathan D. Shain, Grace Torres and Katherine P. Feld as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of the above listed Portfolio (the “Portfolio”) of The Prudential Series Fund (the “Fund”) held of record by the undersigned on July 10, 2009 at the Meeting to be held on October 22, 2009, or any adjournment thereof.

The shares represented by this proxy, when this proxy is properly executed, will be voted in the manner directed herein by the undersigned shareholder. The proxy will be voted for the Proposal, if you do not specify otherwise. Please refer to the proxy statement dated August 19, 2009 for discussion of the Proposal.

If voting by mail, please mark, sign and date this proxy card where indicated and return it promptly using the enclosed envelope which requires no postage if mailed in the United States.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC

GATEWAY CENTER THREE
100 MULBERRY STREET

NEWARK, NJ 07102-4077

To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	JDRYN1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE PRUDENTIAL SERIES FUND SP Balanced Asset Allocation Portfolio

The Board of Trustees Recommends a Vote FOR the Proposal.

		For	Against	Abstain

1.	To approve the Agreement and Plan of Reorganization.	☐	☐	☐

NOTE: Please sign exactly as name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian , please give full title as such.  If a corporation, please sign in full corporate name by the president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The Prudential Series Fund

SP Conservative Asset Allocation Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

PROXY

Special Meeting of Shareholders -

October 22, 2009, 11:00 a.m. Eastern Daylight Time

This proxy is solicited on behalf of the Board of Trustees.  The undersigned hereby appoints Jonathan D. Shain, Grace Torres and Katherine P. Feld as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of the above listed Portfolio (the “Portfolio”) of The Prudential Series Fund (the “Fund”) held of record by the undersigned on July 10, 2009 at the Meeting to be held on October 22, 2009, or any adjournment thereof.

The shares represented by this proxy, when this proxy is properly executed, will be voted in the manner directed herein by the undersigned shareholder. The proxy will be voted for the Proposal, if you do not specify otherwise. Please refer to the proxy statement dated August 19, 2009 for discussion of the Proposal.

If voting by mail, please mark, sign and date this proxy card where indicated and return it promptly using the enclosed envelope which requires no postage if mailed in the United States.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC

GATEWAY CENTER THREE
100 MULBERRY STREET

NEWARK, NJ 07102-4077

To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	JDRYN1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE PRUDENTIAL SERIES FUND SP Conservative Asset Allocation Portfolio

The Board of Trustees Recommends a Vote FOR the Proposal.

		For	Against	Abstain

1.	To approve the Agreement and Plan of Reorganization.	☐	☐	☐

NOTE: Please sign exactly as name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian , please give full title as such.  If a corporation, please sign in full corporate name by the president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The Prudential Series Fund

Diversified Conservative Growth Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

PROXY

Special Meeting of Shareholders -

October 22, 2009, 11:30 a.m. Eastern Daylight Time

This proxy is solicited on behalf of the Board of Trustees.  The undersigned hereby appoints Jonathan D. Shain, Grace Torres and Katherine P. Feld as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of the above listed Portfolio (the “Portfolio”) of The Prudential Series Fund (the “Fund”) held of record by the undersigned on July 10, 2009 at the Meeting to be held on October 22, 2009, or any adjournment thereof.

The shares represented by this proxy, when this proxy is properly executed, will be voted in the manner directed herein by the undersigned shareholder. The proxy will be voted for the Proposal, if you do not specify otherwise. Please refer to the proxy statement dated August 19, 2009 for discussion of the Proposal.

If voting by mail, please mark, sign and date this proxy card where indicated and return it promptly using the enclosed envelope which requires no postage if mailed in the United States.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC

GATEWAY CENTER THREE
100 MULBERRY STREET

NEWARK, NJ 07102-4077

To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	JDRYN1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE PRUDENTIAL SERIES FUND Diversified Conservative Growth Portfolio

The Board of Trustees Recommends a Vote FOR the Proposal.

		For	Against	Abstain

1.	To approve the Agreement and Plan of Reorganization.	☐	☐	☐

NOTE: Please sign exactly as name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian , please give full title as such.  If a corporation, please sign in full corporate name by the president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date